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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________


                                   Form 8-K/A
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ____________


                       December 5, 1996 (August 29, 1996)
               (Date of Report (date of earliest event reported))


                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)


            Delaware                         1-11402               22-3059335
(State or other jurisdiction         (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                           Identification No.)

        6 Sylvan Way
     Parsippany, New Jersey                                             07054
(Address of principal executive office)                              (Zip Code)





                                 (201) 428-9700
              (Registrant's telephone number, including area code)



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     This Current  Report on Form 8-K/A amends the Current Report on Form 8-K of
HFS Incorporated (the "Company" or "Registrant") dated August 29, 1996.


Item 7.        Exhibits

Exhibit
   No.         Description

23.1 Consent of Price Waterhouse LLP

99.1 The audited consolidated statements of financial position of Avis, Inc. and its subsidiaries at February 29, 1996 and February 28,1995, and the related consolidated statements of operations, of changes in stockholders' equity, of changes in redeemable preferred stock, and of cash flows for each of the three years in the period ended February 29, 1996.

99.2 The unaudited consolidated financial statements of Avis, Inc. and its subsidiaries at May 31, 1996 and for the three months ended May 31, 1996 and 1995.

99.3 The unaudited consolidated financial statements of Avis, Inc. and its subsidiaries at August 31, 1996 and for the six months ended August 31, 1996 and 1995.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HFS INCORPORATED



                                               By:      /s/ Michael P. Monaco
                                                    Michael P. Monaco
                                                    Vice Chairman
                                                    and Chief Financial Officer


Date: December 5, 1996

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                                HFS INCORPORATED
                           CURRENT REPORT ON FORM 8-K
                Report Dated December 5, 1996 (August 29, 1996)

                                  EXHIBIT INDEX

Exhibit No.       Description

23.1 Consent of Price Waterhouse, LLP

99.1 The audited consolidated statements of financial position of Avis, Inc. and its subsidiaries at February 29, 1996 and February 28,1995, and the related consolidated statements of operations, of changes in stockholders' equity, of changes in redeemable preferred stock, and of cash flows for each of the three years in the period ended February 29, 1996.

99.2 The unaudited consolidated financial statements of Avis, Inc. and its subsidiaries at May 31, 1996 and for the three months ended May 31, 1996 and 1995.

99.3 The unaudited consolidated financial statements of Avis, Inc. and its subsidiaries at August 31, 1996 and for the six months ended August 31, 1996 and 1995.

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